UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund:   BlackRock Funds V

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Local Currency Bond Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds V

➢	BlackRock Emerging Markets Bond Fund
➢	BlackRock Emerging Markets Local Currency Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Emerging Markets Bond Fund

Investment Objective

BlackRock Emerging Markets Bond Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

What factors influenced performance?

Emerging market bonds performed poorly in 2018, as investors reacted negatively to evidence of a global economic slowdown, tighter monetary policy by the world’s major central banks, and a series of country-specific political events.

The Fund’s overweight positions in Venezuela, Ecuador and Oman detracted from results, reflecting the impact that the sharp drop in oil prices had on energy-exporting economies in the fourth quarter. Oman’s negative performance was compounded by the downgrade in its credit rating to below investment grade in mid-December. An overweight in Argentina, which the Fund achieved both through positions in both sovereign bonds and the peso, also detracted following the significant devaluation in the nation’s currency in August.

The Fund’s decision to underweight duration (interest-rate sensitivity) early in the period helped offset the impact of rising yields in the developed markets and was the largest contributor to performance. The Fund subsequently moved to a duration overweight in the fourth quarter to capitalize on the rally that was brought about by investors’ heightened aversion to risk. A position in the Japanese yen, which tends to perform well in times of financial-market volatility, was also a positive in the latter part of the year.

Describe recent portfolio activity.

After gradually increasing the Fund’s risk exposure in the first half of the year, the investment adviser sought to reduce risk in the second half. This was accomplished by rotating from higher yielding countries to those rated investment grade. The investment adviser also increased duration, as it sought to have a more balanced positioning to help guard against the possibility of slowing global growth.

The investment adviser added to selective overweight positions in oversold markets — such as Argentina and Ukraine — that it believed could benefit from a shift toward more accommodative policy by the U.S. Fed.

Early in the year, the Fund increased its weighting in the Persian Gulf region on the expectation that these countries would be added to the index. In the third quarter, confirmation of the region’s index inclusion contributed to a rally in the Persian Gulf markets, particularly Bahrain.

Describe portfolio positioning at period end.

The Fund’s largest overweight positions were in Saudi Arabia, Oman and Ukraine, while the Philippines, Colombia and Malaysia were its most notable underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION (a)

Asset Type	12/31/18
Foreign Agency Obligations	74%
Corporate Bonds	24
U.S. Treasury Obligations	2

(a)	Excludes Money Market Funds.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/18
A	14%
BBB/Baa	38
BB/Ba	15
B/B	31
C	1
D	1

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary  as of December 31, 2018 (continued)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(c)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that are predominantly denominated in U.S. dollars and derivatives with similar economic characteristics.

(d)	An unmanaged index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	5.94%	5.44%	(0.35)%	(5.95)%	(3.18)%
Class K	6.03	5.74	(0.31)	(5.87)	(3.11)
J.P. Morgan EMBI Global Diversified Index	—	—	1.02	(4.26)	(1.00)

(a)	See “About Fund Performance” on page 8 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 27, 2017.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (e)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$996.50	$3.42	$1,000.00	$1,021.78	$3.47	0.68%
Class K	1,000.00	996.90	2.97	1,000.00	1,022.23	3.01	0.59

(e)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Investment Objective

BlackRock Emerging Markets Local Currency Bond Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index.

What factors influenced performance?

Emerging market bonds and currencies both performed poorly in 2018, as investors reacted negatively to a series of country-specific political events, tightening financial conditions, and fears of a global economic slowdown.

The majority of the Fund’s underperformance occurred in the second half of the year. During this time, the Fund was hurt by having a risk exposure above that of the broader market — a negative trait at a time of elevated volatility. Specifically, the Fund’s long position in the Turkish lira was a meaningful detractor in August, when the currency sold off due to heightened political and economic risk. Although the investment adviser had reduced the weighting prior to the selloff, the remaining position nonetheless hurt results. The Fund had a position in the Argentine peso at the time of its devaluation, further detracting from performance.

Overweight positions in South Africa, Indonesia and Brazil, which the Fund held through both bonds and currencies, also detracted from results. In Brazil, the real declined as the central bank failed to step in as quickly as expected to support the currency against the rising U.S. dollar. South Africa and Indonesia, for their part, were negatively affected by investors’ concerns about a possible contagion across the entire asset class in August.

The Fund’s positions in derivatives, which were used to manage risk and/or take outright views on interest rates, credit risk and foreign currencies, contributed to performance. Specifically, the portfolio’s underweight duration position, which it achieved via U.S. Treasury futures, made a positive contribution in the first quarter. (Duration is a measure of interest rate sensitivity). Certain currency positions that were established through the use of derivatives, including an overweight to the Taiwan dollar and underweights in the Hungarian forint and the Romanian leu, helped performance as well. However, the use of currency derivatives was a net detractor overall.

Describe recent portfolio activity.

After gradually increasing the Fund’s risk exposure in the first half of the year, the investment adviser sought to reduce risk in the second half. This was accomplished by moving the Fund’s overweight positions in the Argentine and Turkish currencies to neutral and decreasing its allocation to local currency bonds. At the close of the period, the Fund held a small overweight in U.S. dollar-denominated debt in both Turkey and Argentina.

The investment adviser used the August market downturn to capitalize on specific opportunities. Specifically, the Fund’s weighting in the CE4 countries (the Czech Republic, Hungary, Poland, and the Slovak Republic) was increased, and the Fund boosted its allocation to lower-volatility currencies.

The Fund held an above-average cash weighting of about 6.6% at the end of December. Although the investment adviser retained a positive view on the emerging markets, it believed a reasonable amount of cash would provide the flexibility to meet outflows or to capitalize on further market volatility. The cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund’s positioning reflected the investment advisor’s view that the most likely outcome for the global economy was a continuation of slow to moderate growth. In the foreign currency segment, key overweights included the CE4 nations, as well as the Indonesian rupiah, South African rand and Colombian peso. The Fund was underweight in the U.S. dollar and Mexican peso on expectations for slower growth in the United States.

The bond portfolio was overweight in certain countries with high correlations to the developed markets, including Peru, Malaysia, Chile and Colombia. Its largest out-of-benchmark positions included Nigeria, India, Zambia and Kazakhstan. The Fund closed the year with a duration above that of the index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION (a)

Asset Type	12/31/18
Foreign Agency Obligations	90%
Corporate Bonds	8
U.S. Treasury Obligation	2

(a)	Excludes Money Market Funds.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/18
AAA/Aaa	3%
AA/Aa	9
A	33
BBB/Baa	41
BB/Ba	11
B/B	3

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary  as of December 31, 2018 (continued)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(c)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that may be denominated in any currency (on a hedged or un-hedged basis) and derivatives with similar economic characteristics.

(d)	An unmanaged index that tracks local currency bonds.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	5.66%	4.75%	(1.93)%	(11.70)%	(7.08)%
Class K	5.74	4.94	(1.89)	(11.63)	(7.02)
J.P. Morgan GBI-EM Global Diversified Index	—	—	0.25	(6.21)	(2.84)

(a)	See “About Fund Performance” on page 8 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 27, 2017.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (e)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$980.70	$3.89	$1,000.00	$1,021.27	$3.97	0.78%
Class K	1,000.00	981.10	3.45	1,000.00	1,021.73	3.52	0.69

(e)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds — 23.4%

Azerbaijan — 1.1%
Southern Gas Corridor CJSC, 6.88%, 03/24/26	USD	224	$241,024

British Virgin Islands — 2.2%
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25		249	237,953
Sinopec Group Overseas Development 2016 Ltd., 2.75%, 09/29/26		263	239,121

			477,074

Chile — 1.7%
Corp. Nacional del Cobre de Chile:
4.50%, 09/16/25		200	202,250
4.25%, 07/17/42		200	184,750

			387,000

China — 0.9%
Export-Import Bank of China, 2.63%, 03/14/22		200	195,390

Colombia — 0.4%
Ecopetrol SA, 5.88%, 05/28/45		90	84,851

Hong Kong — 0.9%
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		200	201,583

Indonesia — 1.7%
Pertamina Persero PT, 4.30%, 05/20/23		200	196,744
Perusahaan Listrik Negara PT, 4.13%, 05/15/27		200	184,312

			381,056

Kazakhstan — 2.7%
Kazakhstan Temir Zholy National Co. JSC, 4.85%, 11/17/27		200	192,500
KazMunayGas National Co. JSC:
4.75%, 04/19/27		212	205,905
6.38%, 10/24/48		200	201,000

			599,405

Malaysia — 0.9%
Petronas Capital Ltd., 3.50%, 03/18/25		200	195,810

Mexico — 3.5%
Petroleos Mexicanos:
4.88%, 01/24/22		50	48,675
3.50%, 01/30/23		153	138,809
4.25%, 01/15/25		126	110,376
4.50%, 01/23/26		68	58,650
6.88%, 08/04/26		63	61,110
6.50%, 03/13/27		134	125,960
6.50%, 01/23/29		70	65,128
6.75%, 09/21/47		70	57,883
6.35%, 02/12/48		138	109,917

			776,508

Morocco — 0.9%
OCP SA, 4.50%, 10/22/25		200	191,500

Oman — 0.8%
Oman Sovereign Sukuk SAOC, 4.40%, 06/01/24		200	180,000

Peru — 0.9%
Petroleos del Peru SA, 4.75%, 06/19/32		200	191,000

Qatar — 0.9%
Ooredoo International Finance Ltd., 5.00%, 10/19/25		200	206,400

South Africa — 0.9%
Eskom Holdings SOC Ltd., 5.75%, 01/26/21		200	188,400

United Arab Emirates — 0.8%
DP World Ltd., 5.63%, 09/25/48		200	187,500

Security	Par (000)		Value

Venezuela — 2.2%
Petroleos de Venezuela SA(a)(b):
9.00%, 11/17/21	USD	435	$79,994
12.75%, 02/17/22		441	83,885
6.00%, 05/16/24		945	139,379
6.00%, 11/15/26		213	31,314
9.75%, 05/17/35		746	141,360

			475,932

Total Corporate Bonds — 23.4% (Cost — $5,907,944)			5,160,433

Foreign Agency Obligations — 73.2%
Angolan Government International Bond, 9.38%, 05/08/48		200	187,500
Argentine Republic Government International Bond:
6.88%, 04/22/21		150	135,563
4.63%, 01/11/23		130	102,538
7.50%, 04/22/26		171	137,014
6.88%, 01/26/27		124	94,240
5.88%, 01/11/28		181	129,641
8.28%, 12/31/33		115	89,187
2.50%, 12/31/38(c)		80	44,100
6.88%, 01/11/48		352	244,200
7.13%, 06/28/17		25	17,875
Brazilian Government International Bond:
5.00%, 01/27/45		200	174,700
5.63%, 02/21/47		200	188,700
Colombia Government International Bond:
2.63%, 03/15/23		200	188,250
4.50%, 01/28/26		200	199,650
5.63%, 02/26/44		200	207,000
Costa Rica Government International Bond:
7.00%, 04/04/44		200	169,350
7.16%, 03/12/45		200	171,350
Croatia Government International Bond, 5.50%, 04/04/23		333	349,234
Dominican Republic International Bond:
5.50%, 01/27/25		232	229,332
5.95%, 01/25/27		100	99,325
6.50%, 02/15/48		220	207,350
Ecuador Government International Bond:
8.75%, 06/02/23		250	233,062
7.95%, 06/20/24		400	352,500
7.88%, 01/23/28		280	227,150
Egypt Government International Bond:
6.13%, 01/31/22		200	196,000
8.50%, 01/31/47		200	180,250
7.90%, 02/21/48		200	172,000
El Salvador Government International Bond:
5.88%, 01/30/25		78	71,273
6.38%, 01/18/27		33	30,278
Ghana Government International Bond, 7.63%, 05/16/29		235	210,031
Guatemala Government Bond, 4.50%, 05/03/26		200	186,500
Hungary Government International Bond:
5.38%, 02/21/23		232	245,601
7.63%, 03/29/41		60	83,571
Indonesia Government International Bond:
4.35%, 01/08/27		200	196,750
4.35%, 01/11/48		400	364,130
Iraq International Bond, 6.75%, 03/09/23		200	190,000
Ivory Coast Government International Bond, 5.75%, 12/31/32(c)		191	167,802
Jamaica Government International Bond, 6.75%, 04/28/28		200	212,260
Jordan Government International Bond, 5.75%, 01/31/27		200	183,750
Kazakhstan Government International Bond, 3.88%, 10/14/24		200	200,500

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Foreign Agency Obligations (continued)
Lebanon Government International Bond:
6.60%, 11/27/26	USD	55	$42,900
6.65%, 02/26/30		20	15,100
Mexico Government International Bond:
4.13%, 01/21/26		200	195,250
4.75%, 03/08/44		100	90,750
5.75%, 10/12/10		96	90,120
Mongolia Government International Bond, 5.13%, 12/05/22		200	187,348
Nigeria Government International Bond:
14.50%, 07/15/21	NGN	19,710	53,025
7.88%, 02/16/32	USD	200	181,750
9.25%, 01/21/49		200	194,250
Oman Government International Bond:
5.38%, 03/08/27		240	209,400
5.63%, 01/17/28		200	175,750
6.50%, 03/08/47		400	321,500
6.75%, 01/17/48		200	164,500
Pakistan Government International Bond, 8.25%, 04/15/24		200	201,587
Panama Government International Bond:
4.00%, 09/22/24		280	282,310
4.30%, 04/29/53		200	186,250
Peruvian Government International Bond, 5.63%, 11/18/50		232	272,426
Philippine Government International Bond, 3.00%, 02/01/28		363	343,489
Poland Government International Bond:
5.00%, 03/23/22		111	116,689
3.00%, 03/17/23		160	157,800
3.25%, 04/06/26		150	146,942
Republic of South Africa Government International Bond:
4.67%, 01/17/24		100	97,550
4.88%, 04/14/26		400	380,400
5.65%, 09/27/47		200	177,750
Romanian Government International Bond, 5.13%, 06/15/48		190	182,637
Russian Foreign Bond — Eurobond:
4.25%, 06/23/27		400	379,500
7.50%, 03/31/30(c)		144	157,779
5.25%, 06/23/47		200	186,250
Saudi Government International Bond:
4.63%, 10/04/47		200	182,750
5.00%, 04/17/49		200	192,250
Senegal Government International Bond, 6.25%, 05/23/33		200	172,000
Serbia International Bond, 4.88%, 02/25/20		281	282,756
Sri Lanka Government International Bond:
6.25%, 10/04/20		100	97,093
6.13%, 06/03/25		200	179,250
6.20%, 05/11/27		200	176,750
Turkey Government International Bond:
5.63%, 03/30/21		100	100,000
3.25%, 03/23/23		200	179,000
5.13%, 02/17/28		200	175,000
6.75%, 05/30/40		250	229,062
Ukraine Government International Bond:
7.75%, 09/01/20		217	209,676
7.75%, 09/01/21		235	220,900
7.75%, 09/01/22		272	249,900
7.75%, 09/01/27		200	169,250
9.75%, 11/01/28		200	187,500
7.38%, 09/25/32		400	318,000

Security	Par (000)		Value

Foreign Agency Obligations (continued)
Uruguay Government International Bond:
4.38%, 10/27/27	USD	120	$120,270
5.10%, 06/18/50		210	206,797
4.98%, 04/20/55		107	102,158
Zambia Government International Bond, 8.50%, 04/14/24		200	148,750

Total Foreign Agency Obligations — 73.2% (Cost — $17,338,969)			16,159,621

Total Long-Term Investments — 96.6% (Cost — $23,246,913)			21,320,054

		Shares

Short-Term Securities — 1.9%

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(f)		78,056	78,056

Total Money Market Funds — 0.3% (Cost — $78,056)			78,056

	Par (000)

U.S. Treasury Obligations — 1.6%
U.S. Treasury Bills:
2.36% - 2.38%, 03/28/19(e)	USD	360	357,945

Total U.S. Treasury Obligations — 1.6% (Cost — $358,015)			357,945

Total Short-Term Securities — 1.9% (Cost — $436,071)			436,001

Total Investments — 98.5% (Cost — $23,682,984)			21,756,055

Other Assets Less Liabilities — 1.5%			329,769

Net Assets — 100.0%			$22,085,824

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Non-income producing security.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Annualized 7-day yield as of period end.
(e)	Rates shown are discount rates or a range of discount rates as of period end.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Bond Fund

(f)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,113,465	(1,035,409)	78,056	$78,056	$9,236	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year U.S. Treasury Note	11	03/20/19	$1,342	$16,314
Long U.S. Treasury Bond	4	03/20/19	584	12,649

				28,963

Short Contracts:
Euro Bund Futures	4	03/07/19	750	(3,212)

				$25,751

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,671,709	USD	14,840	BNP Paribas S.A.	01/16/19	$424
JPY	6,460,000	USD	57,743	Morgan Stanley & Co. International PLC	01/16/19	1,239
JPY	11,068,291	USD	98,242	Morgan Stanley & Co. International PLC	01/16/19	2,814
JPY	6,170,000	USD	54,558	UBS AG	01/16/19	1,775
MXN	700,000	USD	33,907	Barclays Bank PLC	01/16/19	1,649
MXN	1,150,000	USD	55,687	Goldman Sachs International	01/16/19	2,726
MXN	1,620,000	USD	80,257	Goldman Sachs International	01/16/19	2,028
MXN	1,160,000	USD	56,193	Morgan Stanley & Co. International PLC	01/16/19	2,728
MXN	1,609,114	USD	78,717	UBS AG	01/16/19	3,015
TRY	130,000	USD	24,189	BNP Paribas S.A.	01/16/19	185
TRY	250,000	USD	45,753	BNP Paribas S.A.	01/16/19	1,120
TRY	77,875	USD	14,318	Bank of America N.A.	01/16/19	283
TRY	84,719	USD	15,501	Bank of America N.A.	01/16/19	383
TRY	120,000	USD	22,127	UBS AG	01/16/19	372
TRY	165,281	USD	30,251	UBS AG	01/16/19	737
TRY	172,125	USD	31,654	UBS AG	01/16/19	619
USD	11,493	EUR	10,000	Barclays Bank PLC	01/16/19	23
USD	22,572	RUB	1,521,883	BNP Paribas S.A.	01/16/19	750
USD	87,922	RUB	5,940,000	Bank of America N.A.	01/16/19	2,751
USD	19,054	RUB	1,275,862	Barclays Bank PLC	01/16/19	760
USD	37,461	RUB	2,508,107	Goldman Sachs International	01/16/19	1,498
USD	45,089	RUB	3,040,337	Goldman Sachs International	01/16/19	1,495
USD	67,034	RUB	4,500,000	Morgan Stanley & Co. International PLC	01/16/19	2,510

						31,884

RUB	5,305,852	USD	78,315	BNP Paribas S.A.	01/16/19	(2,237)
RUB	4,550,000	USD	67,583	Bank of America N.A.	01/16/19	(2,342)
RUB	1,390,000	USD	20,980	Barclays Bank PLC	01/16/19	(1,049)
RUB	7,540,337	USD	114,040	Morgan Stanley & Co. International PLC	01/16/19	(5,922)
USD	56,305	MXN	1,167,642	Barclays Bank PLC	01/16/19	(3,003)
USD	79,170	MXN	1,620,000	Goldman Sachs International	01/16/19	(3,115)
USD	170,084	MXN	3,501,414	Goldman Sachs International	01/16/19	(7,764)
USD	54,741	MXN	1,120,000	Morgan Stanley & Co. International PLC	01/16/19	(2,148)
USD	5,459	TRY	29,947	Bank of America N.A.	01/16/19	(156)

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,397	TRY	29,710	Morgan Stanley & Co. International PLC	01/16/19	$(174)
USD	67,128	TRY	373,266	Morgan Stanley & Co. International PLC	01/16/19	(2,856)
USD	22,378	TRY	124,000	UBS AG	01/16/19	(872)
USD	32,298	TRY	177,053	UBS AG	01/16/19	(898)
USD	33,233	TRY	183,414	UBS AG	01/16/19	(1,156)
USD	38,191	TRY	210,290	UBS AG	01/16/19	(1,236)
AUD	10,000	USD	7,222	Bank of America N.A.	01/17/19	(176)
USD	11,385	EUR	10,000	Natwest Markets PLC	01/17/19	(86)

						(35,190)

						$(3,306)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.30.V1	1.00%	Quarterly	Barclays Bank PLC	12/20/23	USD	196	$9,279	$7,864	$1,415
Federal Republic of Brazil	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	315	15,057	15,748	(691)
Republic of Colombia	1.00	Quarterly	Bank of America N.A.	12/20/23	USD	265	6,812	2,173	4,639
Republic of Colombia	1.00	Quarterly	Bank of America N.A.	12/20/23	USD	250	6,427	2,235	4,192
Republic of Russia	1.00	Quarterly	Bank of America N.A.	12/20/23	USD	270	6,360	8,163	(1,803)
Republic of Turkey	1.00	Quarterly	Bank of America N.A.	12/20/23	USD	295	32,467	32,581	(114)

							$76,402	$68,764	$7,638

Balances Reported in the Statements of Assets and Liabilities for OTC Derivative

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivative	$68,764	$—	$10,246	$(2,608)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$28,963	$—	$28,963
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	31,884	—	—	31,884
Swaps OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	79,010	—	—	—	—	79,010

	$—	$79,010	$—	$31,884	$28,963	$—	$139,857

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$3,212	$—	$3,212
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	35,190	—	—	35,190
Swaps OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,608	—	—	—	—	2,608

	$—	$2,608	$—	$35,190	$3,212	$—	$41,010

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Bond Fund

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future Contracts	$—	$—	$—	$—	$126,424	$—	$126,424
Forward foreign currency exchange contracts	—	—	—	(490)	—	—	(490)
Swaps OTC	—	(2,759)	—	—	—	—	(2,759)

	$—	$(2,759)	$—	$(490)	$126,424	$—	$123,175

Net Change in Unrealized Appreciation (Depreciation) on:
Future Contracts	$—	$—	$—	$—	$18,509	$—	$18,509
Forward foreign currency exchange contracts	—	—	—	(3,306)	—	—	(3,306)
Swaps OTC	—	10,723	—	—	—	—	10,723

	$—	$10,723	$—	$(3,306)	$18,509	$—	$25,926

Average Volume Table(a)

Futures contracts:
Average notional value of contracts — long	$481,543
Average notional value of contracts — short	$929,518
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$244,998
Average amounts sold — in USD	$363,234
Credit Default Swaps:
Average notional amount-buy protection	$794,000
Average notional amount-sell protection	$36,250

(a)	The following volume chart, along with the risk exposure table, serves as an indicator of the volume of financial derivative activity for the Fund.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$6,166	$—
Forward foreign currency exchange contracts	31,884	35,190
Swaps — OTC(a)	79,010	2,608

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$117,060	$37,798
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,166)	—

Total derivative assets and liabilities subject to an MNA	$110,894	$37,798

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$57,400	$(4,591)	$—	$—	$52,809
Barclays Bank PLC	11,711	(4,052)	—	—	7,659
BNP Paribas S.A.	2,479	(2,237)	—	—	242
Deutsche Bank AG	15,748	(691)	—	—	15,057
Goldman Sachs International	7,747	(7,747)	—	—	—
Morgan Stanley & Co. International PLC	9,291	(9,291)	—	—	—
UBS AG	6,518	(4,162)	—	—	2,356

	$110,894	$(32,771)	$—	$—	$78,123

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Bond Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$4,591	$(4,591)	$—	$—	$—
Barclays Bank PLC	4,052	(4,052)	—	—	—
BNP Paribas S.A.	2,237	(2,237)	—	—	—
Deutsche Bank AG	691	(691)	—	—	—
Goldman Sachs International	10,879	(7,747)	—	—	3,132
Morgan Stanley & Co. International PLC	11,100	(9,291)	—	—	1,809
Natwest Markets PLC	86	—	—	—	86
UBS AG	4,162	(4,162)	—	—	—

	$37,798	$(32,771)	$—	$—	$5,027

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$5,160,433	$—	$5,160,433
Foreign Agency Obligations	—	16,159,621	—	16,159,621
Short-Term Securities:
Money Market Funds	78,056	—	—	78,056
U.S. Treasury Obligations	—	357,945	—	357,945

	$78,056	$21,677,999	$—	$21,756,055

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$10,246	$—	$10,246
Forward foreign currency contracts	—	31,884	—	31,884
Interest rate contracts	28,963	—	—	28,963
Liabilities:
Credit contracts	—	(2,608)	—	(2,608)
Forward foreign currency contracts	—	(35,190)	—	(35,190)
Interest rate contracts	(3,212)	—	—	(3,212)

	$25,751	$4,332	$—	$30,083

(a)	Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds — 7.5%

Brazil — 1.7%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	USD	350	$355,425

Cayman Islands — 1.2%
KSA Sukuk Ltd., 2.89%, 04/20/22		250	243,250

Mexico — 0.5%
Petroleos Mexicanos, 7.19%, 09/12/24	MXN	2,453	98,669

South Africa — 2.4%
Eskom Holdings SOC Ltd.:
5.75%, 01/26/21	USD	250	235,500
0.00%, 08/18/27(a)	ZAR	5,000	101,407
Transnet SOC Ltd., 9.50%, 05/13/21		2,500	173,557

			510,464

Sweden — 1.7%
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 09/26/22	USD	350	355,687

Total Corporate Bonds — 7.5% (Cost — $1,681,102)			1,563,495

Foreign Agency Obligations — 84.0%
Argentina Bonar Bonds(Argentina Deposit Rates Badlar Pvt Banks + 2.00%), 49.05%, 04/03/22(b)	ARS	287	7,125
Argentina Treasury Bond, 2.50%, 07/22/21		422	17,414
Bonos de la Tesoreria de la Republica en pesos:
4.50%, 03/01/21	CLP	280,000	411,214
4.50%, 03/01/26		160,000	234,674
5.00%, 03/01/35		100,000	150,292
6.00%, 01/01/43		95,000	160,874
Brazil Notas do Tesouro Nacional:
10.00%, 01/01/21	BRL	300	80,960
10.00%, 01/01/23		1,050	283,814
10.00%, 01/01/25		1,021	274,757
10.00%, 01/01/27		1,043	281,318
10.00%, 01/01/29		128	34,649
Colombian TES:
Series B, 6.25%, 11/26/25	COP	62,600	19,027
Series B, 7.50%, 08/26/26		835,100	270,669
Series B, 6.00%, 04/28/28		1,000,000	291,678
Series B, 7.75%, 09/18/30		408,800	133,356
Series B, 7.00%, 06/30/32		730,100	221,351
Series FSeries B, 10.00%, 07/24/24		1,338,100	484,587
Czech Republic Government Bond:
1.50%, 10/29/19	CZK	7,900	351,397
2.40%, 09/17/25		1,180	54,213
1.00%, 06/26/26		1,070	44,652
2.50%, 08/25/28		1,100	51,563
2.75%, 07/23/29		1,240	58,795
0.95%, 05/15/30		7,340	286,094
European Investment Bank, 2.25%, 05/25/21	PLN	500	134,404
Hungary Government Bond:
0.50%, 04/21/21	HUF	20,270	71,115
3.00%, 06/26/24		71,690	265,495
5.50%, 06/24/25		49,030	205,207
2.75%, 12/22/26		35,370	124,372
3.00%, 10/27/27		52,040	185,286
6.75%, 10/22/28		32,740	152,319
Indonesia Treasury Bond:
8.25%, 07/15/21	IDR	2,900,000	203,734
7.00%, 05/15/22		1,380,000	93,471
8.38%, 03/15/24		4,765,000	334,014
11.00%, 09/15/25		1,134,000	90,196

Security		Par (000)	Value

Foreign Agency Obligations (continued)
Indonesia Treasury Bond:
8.38%, 09/15/26	IDR	4,367,000	$307,022
7.00%, 05/15/27		1,445,000	93,453
9.00%, 03/15/29		2,432,000	178,003
10.50%, 08/15/30		387,000	31,218
8.75%, 05/15/31		2,051,000	147,621
9.50%, 07/15/31		1,600,000	121,001
8.25%, 06/15/32		1,996,000	137,277
7.50%, 08/15/32		1,955,000	126,538
6.63%, 05/15/33		494,000	29,706
8.38%, 03/15/34		2,074,000	144,408
8.25%, 05/15/36		2,419,000	165,276
Kenya Infrastructure Bond, 12.50%, 05/12/25	KES	3,600	36,497
Malaysia Government Bond:
3.42%, 08/15/22	MYR	611	146,154
3.80%, 08/17/23		950	229,026
3.88%, 03/14/25		805	193,520
3.96%, 09/15/25		550	132,459
4.39%, 04/15/26		300	73,705
3.90%, 11/30/26		293	69,673
3.89%, 03/15/27		183	43,293
4.50%, 04/15/30		200	48,781
4.23%, 06/30/31		350	82,637
3.84%, 04/15/33		277	62,168
4.76%, 04/07/37		113	27,584
4.89%, 06/08/38		85	21,150
4.74%, 03/15/46		161	37,728
Mexican Bonos:
8.00%, 06/11/20	MXN	1,251	63,138
6.50%, 06/10/21		14,964	726,461
6.50%, 06/09/22		712	33,982
8.00%, 12/07/23		1,339	66,482
10.00%, 12/05/24		5,225	282,105
5.75%, 03/05/26		2,595	111,482
7.50%, 06/03/27		4,987	235,544
8.50%, 05/31/29		391	19,556
7.75%, 05/29/31		4,018	188,550
7.75%, 11/23/34		1,166	53,738
10.00%, 11/20/36		6,480	362,507
8.50%, 11/18/38		2,545	124,490
7.75%, 11/13/42		4,394	197,095
8.00%, 11/07/47		1,913	88,074
Nigeria Government International Bond, 14.50%, 07/15/21	NGN	44,880	120,738
Peruvian Government International Bond:
5.70%, 08/12/24	PEN	300	92,249
7.35%, 07/21/25	USD	100	121,350
8.20%, 08/12/26	PEN	642	223,961
6.35%, 08/12/28		789	245,566
6.95%, 08/12/31		824	265,654
Republic of Poland Government Bond:
2.25%, 04/25/22	PLN	303	81,983
2.50%, 01/25/23		416	113,283
3.25%, 07/25/25		1,045	292,210
2.50%, 07/25/26		735	194,664
2.50%, 07/25/27		903	237,265
2.75%, 04/25/28		343	90,966
Republic of South Africa Government Bond:
8.25%, 03/31/32	ZAR	2,261	141,199
8.88%, 02/28/35		1,500	96,660
8.50%, 01/31/37		2,579	158,980
9.00%, 01/31/40		1,754	112,054
8.75%, 01/31/44		3,801	235,184
8.75%, 02/28/48		3,770	233,041

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations (continued)
Romania Government Bond:
5.95%, 06/11/21	RON	80	$20,575
3.40%, 03/08/22		520	125,184
4.25%, 06/28/23		330	80,688
3.25%, 04/29/24		300	69,812
5.80%, 07/26/27		300	79,689
5.00%, 02/12/29		520	129,377
3.65%, 09/24/31		200	41,331
Romanian Government International Bond, 6.75%, 02/07/22	USD	350	375,812
Russian Federal Bond—OFZ:
7.50%, 08/18/21	RUB	6,896	97,895
7.40%, 12/07/22		2,801	39,231
7.00%, 08/16/23		20,807	284,435
7.10%, 10/16/24		3,151	42,645
7.75%, 09/16/26		15,684	215,612
8.15%, 02/03/27		3,028	42,477
7.05%, 01/19/28		2,220	28,928
6.90%, 05/23/29		14,853	188,722
8.50%, 09/17/31		10,010	142,745
7.70%, 03/23/33		11,494	153,415
7.25%, 05/10/34		6,418	81,868
Turkey Government Bond:
10.70%, 02/17/21	TRY	820	133,231
9.20%, 09/22/21		760	117,003
11.00%, 03/02/22		294	46,564
8.50%, 09/14/22		111	16,001
12.20%, 01/18/23		78	12,527
7.10%, 03/08/23		915	121,885
10.40%, 03/20/24		425	62,837
10.60%, 02/11/26		382	55,967
11.00%, 02/24/27		588	85,681
10.50%, 08/11/27		228	32,138

Security		Par (000)	Value

Foreign Agency Obligations (continued)
Turkey Government International Bond, 4.88%, 04/16/43	USD	200	$147,750
Uruguay Government International Bond, 9.88%, 06/20/22	UYU	1,334	40,640

Total Foreign Agency Obligations — 84.0% (Cost — $19,287,883)			17,472,860

U.S. Treasury Obligations — 2.0%
U.S. Treasury Notes, 1.00%, 10/15/19	USD	420	414,405

Total U.S. Treasury Obligations — 2.0% (Cost — $414,651)			414,405

Total Long-Term Investments — 93.5% (Cost — $21,383,636)			19,450,760

		Shares

Short-Term Securities — 4.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(c)(d)		863,370	863,370

Total Short-Term Securities — 4.2% (Cost — $863,370)			863,370

Options Purchased — 0.1% (Cost — $39,298)			29,415

Total Investments — 97.8% (Cost — $22,286,304)			20,343,545

Other Assets Less Liabilities — 2.2%			451,416

Net Assets — 100.0%			$20,794,961

(a)	Zero-coupon bond.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,598,184	(734,814)	863,370	$863,370	$18,388	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	3,526,847	USD	84,882	BNP Paribas S.A.	01/16/19	$7,081
BRL	103,560	USD	26,267	BNP Paribas S.A.	01/16/19	428
BRL	405,930	USD	103,080	Morgan Stanley & Co. International PLC	01/16/19	1,558
BRL	356,290	USD	90,983	Natwest Markets PLC	01/16/19	859
CLP	17,064,440	USD	24,567	Bank of America N.A.	01/16/19	27
CNY	1,424,070	USD	204,882	Deutsche Bank AG	01/16/19	2,606
CZK	2,596,890	USD	114,496	Barclays Bank PLC	01/16/19	1,164
CZK	200,000	USD	8,830	Deutsche Bank AG	01/16/19	77
CZK	1,632,300	USD	71,493	Deutsche Bank AG	01/16/19	1,206
CZK	3,890,000	USD	171,570	Deutsche Bank AG	01/16/19	1,684

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CZK	3,790,000	USD	166,380	Goldman Sachs International	01/16/19	$2,419
EUR	6,955	USD	7,972	Barclays Bank PLC	01/16/19	5
EUR	122,474	USD	139,825	Barclays Bank PLC	01/16/19	651
EUR	91,130	USD	104,275	Deutsche Bank AG	01/16/19	250
EUR	50,285	USD	57,616	Goldman Sachs International	01/16/19	60
EUR	181,520	USD	207,604	Goldman Sachs International	01/16/19	597
EUR	59,166	USD	67,552	Morgan Stanley & Co. International PLC	01/16/19	311
EUR	10,000	USD	11,466	Natwest Markets PLC	01/16/19	4
EUR	65,120	USD	73,914	Natwest Markets PLC	01/16/19	778
EUR	90,000	USD	103,162	Natwest Markets PLC	01/16/19	66
EUR	300,000	USD	342,902	Natwest Markets PLC	01/16/19	1,193
HUF	1,930,000	USD	6,861	BNP Paribas S.A.	01/16/19	33
HUF	10,017,640	USD	35,632	BNP Paribas S.A.	01/16/19	150
HUF	3,082,370	USD	10,868	Deutsche Bank AG	01/16/19	142
HUF	23,280,000	USD	83,036	Goldman Sachs International	01/16/19	118
HUF	103,389,360	USD	368,774	Goldman Sachs International	01/16/19	526
HUF	5,010,000	USD	17,732	Morgan Stanley & Co. International PLC	01/16/19	163
IDR	316,888,370	USD	21,181	BNP Paribas S.A.	01/16/19	783
IDR	728,270,480	USD	49,171	BNP Paribas S.A.	01/16/19	1,306
IDR	1,514,326,220	USD	101,958	BNP Paribas S.A.	01/16/19	3,001
IDR	1,133,996,520	USD	75,018	Barclays Bank PLC	01/16/19	3,580
IDR	1,329,335,200	USD	89,098	Deutsche Bank AG	01/16/19	3,040
IDR	249,276,040	USD	16,168	Goldman Sachs International	01/16/19	1,110
IDR	5,323,775,805	USD	342,563	Goldman Sachs International	01/16/19	26,431
IDR	728,270,000	USD	48,976	Morgan Stanley & Co. International PLC	01/16/19	1,501
INR	11,057,350	USD	152,332	Bank of America N.A.	01/16/19	6,539
INR	3,560,740	USD	50,443	Morgan Stanley & Co. International PLC	01/16/19	718
INR	11,197,570	USD	154,891	Natwest Markets PLC	01/16/19	5,995
JPY	4,369,540	USD	38,605	Deutsche Bank AG	01/16/19	1,290
JPY	5,823,170	USD	51,741	Deutsche Bank AG	01/16/19	1,426
JPY	1,980,360	USD	17,633	Goldman Sachs International	01/16/19	449
JPY	3,262,370	USD	28,845	Goldman Sachs International	01/16/19	941
JPY	9,160,980	USD	81,748	Goldman Sachs International	01/16/19	1,895
JPY	11,280,750	USD	99,852	Goldman Sachs International	01/16/19	3,145
JPY	11,545,410	USD	102,889	Goldman Sachs International	01/16/19	2,524
JPY	12,213,797	USD	108,866	Goldman Sachs International	01/16/19	2,650
JPY	5,556,553	USD	49,536	Morgan Stanley & Co. International PLC	01/16/19	1,196
JPY	20,680,540	USD	184,853	Morgan Stanley & Co. International PLC	01/16/19	3,966
KRW	61,120,670	USD	54,575	Barclays Bank PLC	01/16/19	327
KRW	231,945,900	USD	205,991	Barclays Bank PLC	01/16/19	2,356
MXN	637,640	USD	31,118	Barclays Bank PLC	01/16/19	1,270
MXN	928,150	USD	45,858	Barclays Bank PLC	01/16/19	1,286
MXN	530,000	USD	26,485	Goldman Sachs International	01/16/19	435
MXN	917,240	USD	45,960	Goldman Sachs International	01/16/19	630
MXN	1,047,110	USD	51,450	Goldman Sachs International	01/16/19	1,737
MXN	1,059,820	USD	51,780	Goldman Sachs International	01/16/19	2,051
MXN	1,978,110	USD	97,154	Goldman Sachs International	01/16/19	3,321
MXN	2,124,830	USD	103,688	Goldman Sachs International	01/16/19	4,239
MXN	1,330,000	USD	66,683	Morgan Stanley & Co. International PLC	01/16/19	872
MXN	2,168,790	USD	108,594	Morgan Stanley & Co. International PLC	01/16/19	1,566
MXN	1,554,430	USD	75,257	Natwest Markets PLC	01/16/19	3,698
MXN	1,930,000	USD	95,038	Natwest Markets PLC	01/16/19	2,993
MYR	77,820	USD	18,734	Barclays Bank PLC	01/16/19	101
MYR	233,810	USD	56,090	Barclays Bank PLC	01/16/19	499
MYR	385,050	USD	92,183	Goldman Sachs International	01/16/19	1,009
MYR	237,800	USD	57,074	Morgan Stanley & Co. International PLC	01/16/19	480
MYR	422,640	USD	101,231	Morgan Stanley & Co. International PLC	01/16/19	1,060
PLN	122,670	USD	32,645	Bank of America N.A.	01/16/19	140
PLN	79,830	USD	21,276	Deutsche Bank AG	01/16/19	60
PLN	290,000	USD	76,994	Deutsche Bank AG	01/16/19	512
PLN	10,000	USD	2,653	Goldman Sachs International	01/16/19	19
PLN	40,400	USD	10,713	Goldman Sachs International	01/16/19	85

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	80,000	USD	21,014	Morgan Stanley & Co. International PLC	01/16/19	$367
PLN	2,955,400	USD	781,325	Natwest Markets PLC	01/16/19	8,544
RON	222,780	USD	54,436	Barclays Bank PLC	01/16/19	388
RON	227,040	USD	55,292	Barclays Bank PLC	01/16/19	581
RON	1,800,000	USD	439,614	Goldman Sachs International	01/16/19	3,351
RON	1,200,720	USD	293,145	Morgan Stanley & Co. International PLC	01/16/19	2,343
THB	3,645,880	USD	110,817	Goldman Sachs International	01/16/19	1,166
THB	1,300,940	USD	39,795	Natwest Markets PLC	01/16/19	163
TRY	110,000	USD	20,128	BNP Paribas S.A.	01/16/19	496
TRY	179,620	USD	32,811	BNP Paribas S.A.	01/16/19	867
TRY	437,770	USD	79,905	BNP Paribas S.A.	01/16/19	2,173
TRY	46,520	USD	8,619	Deutsche Bank AG	01/16/19	103
TRY	211,890	USD	38,795	Deutsche Bank AG	01/16/19	933
TRY	440,000	USD	80,342	Deutsche Bank AG	01/16/19	2,154
TRY	870,000	USD	159,484	Deutsche Bank AG	01/16/19	3,634
TRY	2,340,390	USD	420,896	Morgan Stanley & Co. International PLC	01/16/19	17,909
TRY	269,280	USD	50,420	Natwest Markets PLC	01/16/19	68
TWD	3,177,760	USD	103,243	Bank of America N.A.	01/16/19	801
TWD	3,215,090	USD	104,624	Deutsche Bank AG	01/16/19	642
TWD	3,178,990	USD	103,561	Goldman Sachs International	01/16/19	524
USD	124,637	BRL	483,260	Bank of America N.A.	01/16/19	65
USD	47,004	BRL	180,990	Goldman Sachs International	01/16/19	350
USD	103,109	BRL	397,280	UBS AG	01/16/19	701
USD	440,456	CLP	295,391,600	Deutsche Bank AG	01/16/19	14,714
USD	44,082	COP	138,975,250	BNP Paribas S.A.	01/16/19	1,316
USD	10,167	COP	32,548,540	Barclays Bank PLC	01/16/19	151
USD	94,740	COP	303,261,490	Goldman Sachs International	01/16/19	1,419
USD	32,962	COP	102,611,840	UBS AG	01/16/19	1,386
USD	848,968	EUR	738,710	Barclays Bank PLC	01/16/19	1,679
USD	62,714	EUR	54,638	Deutsche Bank AG	01/16/19	46
USD	11,194	EUR	9,752	Goldman Sachs International	01/16/19	8
USD	44,426	IDR	635,740,890	Deutsche Bank AG	01/16/19	363
USD	54,252	KRW	60,094,420	Morgan Stanley & Co. International PLC	01/16/19	271
USD	23,947	MXN	471,390	Deutsche Bank AG	01/16/19	3
USD	56,525	PLN	211,050	BNP Paribas S.A.	01/16/19	119
USD	22,699	RUB	1,499,270	Bank of America N.A.	01/16/19	1,202
USD	66,740	RUB	4,556,360	Bank of America N.A.	01/16/19	1,408
USD	103,132	RUB	6,910,390	Bank of America N.A.	01/16/19	4,047
USD	104,475	RUB	7,024,920	Bank of America N.A.	01/16/19	3,748
USD	52,050	RUB	3,499,870	Barclays Bank PLC	01/16/19	1,867
USD	57,379	RUB	3,835,180	Barclays Bank PLC	01/16/19	2,387
USD	40,334	RUB	2,761,690	Goldman Sachs International	01/16/19	736
USD	44,377	RUB	2,959,080	Goldman Sachs International	01/16/19	1,948
USD	104,506	RUB	6,947,180	Goldman Sachs International	01/16/19	4,893
USD	110,608	RUB	7,416,240	Morgan Stanley & Co. International PLC	01/16/19	4,269
USD	478,807	RUB	31,658,749	Morgan Stanley & Co. International PLC	01/16/19	24,865
USD	47,669	RUB	3,189,550	UBS AG	01/16/19	1,936
USD	57,860	TRY	306,750	UBS AG	01/16/19	346
USD	15,889	ZAR	217,580	BNP Paribas S.A.	01/16/19	788
USD	45,210	ZAR	646,550	BNP Paribas S.A.	01/16/19	339
USD	52,534	ZAR	717,840	BNP Paribas S.A.	01/16/19	2,715
USD	52,860	ZAR	719,920	BNP Paribas S.A.	01/16/19	2,897
USD	26,459	ZAR	379,920	Bank of America N.A.	01/16/19	92
USD	29,610	ZAR	426,600	Barclays Bank PLC	01/16/19	3
USD	36,660	ZAR	503,960	Barclays Bank PLC	01/16/19	1,685
USD	51,152	ZAR	734,150	Barclays Bank PLC	01/16/19	202
USD	67,231	ZAR	960,820	Credit Suisse International	01/16/19	549
USD	19,423	ZAR	270,870	Morgan Stanley & Co. International PLC	01/16/19	624
USD	24,044	ZAR	329,540	Morgan Stanley & Co. International PLC	01/16/19	1,174
USD	51,581	ZAR	732,060	UBS AG	01/16/19	776
ZAR	120,000	USD	8,294	BNP Paribas S.A.	01/16/19	34
ZAR	480,000	USD	33,256	BNP Paribas S.A.	01/16/19	57

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	297,960	USD	20,609	Morgan Stanley & Co. International PLC	01/16/19	$70
ZAR	1,127,650	USD	77,502	Morgan Stanley & Co. International PLC	01/16/19	758
ZAR	1,199,170	USD	83,220	Natwest Markets PLC	01/16/19	4
ARS	2,150,765	USD	53,729	Goldman Sachs International	01/30/19	1,286
ARS	1,692,290	USD	41,961	Goldman Sachs International	02/11/19	660
ARS	2,150,765	USD	52,857	Goldman Sachs International	02/14/19	1,110
IDR	810,521,280	USD	55,288	Deutsche Bank AG	02/14/19	682
IDR	1,699,094,740	USD	115,805	Deutsche Bank AG	02/14/19	1,525
IDR	447,837,902	USD	30,337	Morgan Stanley & Co. International PLC	02/14/19	588
IDR	553,180,790	USD	37,649	Morgan Stanley & Co. International PLC	02/14/19	550
IDR	235,965,380	USD	16,021	Natwest Markets PLC	02/14/19	273
MYR	216,420	USD	51,608	Barclays Bank PLC	02/14/19	821
MYR	464,090	USD	110,577	Goldman Sachs International	02/14/19	1,852
MYR	108,870	USD	26,055	Morgan Stanley & Co. International PLC	02/14/19	320
MYR	107,620	USD	25,759	UBS AG	02/14/19	313
MYR	172,060	USD	41,281	UBS AG	02/14/19	401
PHP	2,834,060	USD	52,096	BNP Paribas S.A.	02/14/19	1,820
PHP	1,097,440	USD	20,483	Deutsche Bank AG	02/14/19	395
PHP	3,453,037	USD	63,245	Deutsche Bank AG	02/14/19	2,447
THB	1,780,950	USD	54,215	HSBC Bank USA N.A.	02/14/19	523
THB	3,394,010	USD	103,500	HSBC Bank USA N.A.	02/14/19	815
THB	4,438,392	USD	136,365	HSBC Bank USA N.A.	02/14/19	50
THB	3,436,600	USD	105,127	Morgan Stanley & Co. International PLC	02/14/19	497
THB	1,710,260	USD	52,126	Standard Chartered Bank	02/14/19	439
THB	3,181,680	USD	96,240	Standard Chartered Bank	02/14/19	1,550
THB	3,502,990	USD	106,474	Standard Chartered Bank	02/14/19	1,191
THB	10,270,130	USD	312,162	Standard Chartered Bank	02/14/19	3,491
USD	52,405	COP	170,002,870	Barclays Bank PLC	02/14/19	165
USD	52,365	COP	170,080,720	Credit Suisse International	02/14/19	101
USD	52,240	COP	169,832,420	Deutsche Bank AG	02/14/19	52
USD	151,705	COP	483,408,540	Goldman Sachs International	02/14/19	3,159
USD	23,455	COP	74,047,610	Morgan Stanley & Co. International PLC	02/14/19	701
USD	42,768	IDR	618,405,230	BNP Paribas S.A.	02/14/19	65
USD	60,877	IDR	873,188,390	Barclays Bank PLC	02/14/19	579
ARS	575,200	USD	14,143	BNP Paribas S.A.	02/21/19	166
ARS	1,213,310	USD	29,811	Morgan Stanley & Co. International PLC	02/21/19	372
THB	1,321,790	USD	40,262	HSBC Bank USA N.A.	03/13/19	404
THB	1,705,570	USD	51,810	HSBC Bank USA N.A.	03/13/19	663
THB	1,879,760	USD	57,049	HSBC Bank USA N.A.	03/13/19	783
THB	3,332,040	USD	102,430	HSBC Bank USA N.A.	03/13/19	82
THB	3,368,500	USD	102,355	HSBC Bank USA N.A.	03/13/19	1,278
THB	3,461,540	USD	105,198	HSBC Bank USA N.A.	03/13/19	1,298
THB	6,937,150	USD	212,080	HSBC Bank USA N.A.	03/13/19	1,344
THB	21,833,274	USD	663,989	Morgan Stanley & Co. International PLC	03/13/19	7,722
ARS	837,150	USD	19,721	Goldman Sachs International	03/27/19	282

						307,420

BRL	202,650	USD	53,362	BNP Paribas S.A.	01/16/19	(1,124)
BRL	355,160	USD	91,768	BNP Paribas S.A.	01/16/19	(217)
BRL	310,650	USD	80,168	Bank of America N.A.	01/16/19	(90)
BRL	2,063,710	USD	544,026	Deutsche Bank AG	01/16/19	(12,056)
BRL	484,400	USD	125,831	Goldman Sachs International	01/16/19	(966)
BRL	570,000	USD	147,256	Morgan Stanley & Co. International PLC	01/16/19	(325)
BRL	293,310	USD	77,380	UBS AG	01/16/19	(1,773)
CLP	63,746,580	USD	95,343	Credit Suisse International	01/16/19	(3,467)
CLP	154,750,000	USD	227,701	Deutsche Bank AG	01/16/19	(4,663)
CLP	36,127,930	USD	54,307	Goldman Sachs International	01/16/19	(2,237)
COP	293,233,030	USD	93,208	Barclays Bank PLC	01/16/19	(2,974)
COP	54,508,060	USD	17,238	Goldman Sachs International	01/16/19	(465)
COP	324,981,650	USD	105,857	Goldman Sachs International	01/16/19	(5,853)
COP	375,586,710	USD	116,497	Goldman Sachs International	01/16/19	(921)
COP	391,498,500	USD	123,066	Goldman Sachs International	01/16/19	(2,593)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	293,230,000	USD	93,237	UBS AG	01/16/19	$(3,004)
EUR	177,240	USD	203,666	Natwest Markets PLC	01/16/19	(374)
HUF	56,811,280	USD	203,370	Bank of America N.A.	01/16/19	(444)
RUB	3,515,020	USD	52,252	Bank of America N.A.	01/16/19	(1,852)
RUB	3,617,190	USD	52,053	Bank of America N.A.	01/16/19	(188)
RUB	3,880,050	USD	55,788	Bank of America N.A.	01/16/19	(153)
RUB	4,024,420	USD	58,064	Barclays Bank PLC	01/16/19	(360)
RUB	4,161,260	USD	61,416	Barclays Bank PLC	01/16/19	(1,750)
RUB	5,039,600	USD	75,263	Barclays Bank PLC	01/16/19	(3,002)
RUB	6,065,020	USD	89,494	Barclays Bank PLC	01/16/19	(2,530)
RUB	2,164,390	USD	31,940	Deutsche Bank AG	01/16/19	(906)
RUB	4,611,900	USD	67,824	Deutsche Bank AG	01/16/19	(1,696)
RUB	10,791,510	USD	155,444	Deutsche Bank AG	01/16/19	(708)
RUB	3,061,510	USD	45,135	Goldman Sachs International	01/16/19	(1,237)
RUB	3,044,460	USD	45,413	Morgan Stanley & Co. International PLC	01/16/19	(1,759)
RUB	3,388,110	USD	49,483	Morgan Stanley & Co. International PLC	01/16/19	(902)
THB	1,508,780	USD	46,375	Goldman Sachs International	01/16/19	(34)
THB	3,065,000	USD	95,142	Goldman Sachs International	01/16/19	(1,001)
THB	602,050	USD	18,629	HSBC Bank USA N.A.	01/16/19	(137)
THB	1,651,030	USD	50,926	HSBC Bank USA N.A.	01/16/19	(215)
THB	1,785,070	USD	55,394	HSBC Bank USA N.A.	01/16/19	(566)
THB	3,450,940	USD	106,840	HSBC Bank USA N.A.	01/16/19	(845)
THB	3,302,020	USD	102,531	Morgan Stanley & Co. International PLC	01/16/19	(1,110)
THB	19,873,394	USD	611,809	Morgan Stanley & Co. International PLC	01/16/19	(1,400)
USD	23,545	ARS	915,900	BNP Paribas S.A.	01/16/19	(337)
USD	88,268	BRL	348,400	Bank of America N.A.	01/16/19	(1,540)
USD	133,316	BRL	525,000	Bank of America N.A.	01/16/19	(2,015)
USD	78,637	BRL	308,770	Morgan Stanley & Co. International PLC	01/16/19	(955)
USD	204,844	CNY	1,424,070	Natwest Markets PLC	01/16/19	(2,643)
USD	5,302	CZK	119,210	BNP Paribas S.A.	01/16/19	(7)
USD	51,999	CZK	1,190,780	Bank of America N.A.	01/16/19	(1,036)
USD	68,160	CZK	1,546,110	Barclays Bank PLC	01/16/19	(701)
USD	19,774	CZK	450,000	Goldman Sachs International	01/16/19	(268)
USD	90,479	CZK	2,058,590	Goldman Sachs International	01/16/19	(1,207)
USD	103,416	EUR	90,810	Goldman Sachs International	01/16/19	(742)
USD	84,741	EUR	74,290	Morgan Stanley & Co. International PLC	01/16/19	(468)
USD	11,371	EUR	10,000	Natwest Markets PLC	01/16/19	(99)
USD	51,994	EUR	45,590	Natwest Markets PLC	01/16/19	(297)
USD	71,323	EUR	62,470	Natwest Markets PLC	01/16/19	(329)
USD	20,367	HUF	5,769,030	BNP Paribas S.A.	01/16/19	(240)
USD	57,139	HUF	16,129,810	BNP Paribas S.A.	01/16/19	(476)
USD	62,389	HUF	17,646,790	Bank of America N.A.	01/16/19	(644)
USD	96,891	HUF	27,491,410	Bank of America N.A.	01/16/19	(1,306)
USD	40,348	HUF	11,551,940	Goldman Sachs International	01/16/19	(915)
USD	20,590	IDR	305,282,380	BNP Paribas S.A.	01/16/19	(569)
USD	23,294	IDR	339,272,080	BNP Paribas S.A.	01/16/19	(222)
USD	32,135	IDR	487,011,530	Deutsche Bank AG	01/16/19	(1,620)
USD	45,709	IDR	668,727,765	Deutsche Bank AG	01/16/19	(641)
USD	102,971	IDR	1,547,660,680	Deutsche Bank AG	01/16/19	(4,298)
USD	5,539	IDR	85,286,580	Goldman Sachs International	01/16/19	(372)
USD	20,485	IDR	316,643,840	Goldman Sachs International	01/16/19	(1,461)
USD	31,151	IDR	479,749,360	Goldman Sachs International	01/16/19	(2,101)
USD	66,425	IDR	973,729,670	Goldman Sachs International	01/16/19	(1,064)
USD	27,756	IDR	415,230,100	Morgan Stanley & Co. International PLC	01/16/19	(1,024)
USD	32,967	IDR	509,670,000	Morgan Stanley & Co. International PLC	01/16/19	(2,359)
USD	51,942	IDR	775,229,640	UBS AG	01/16/19	(1,790)
USD	52,029	INR	3,649,310	Barclays Bank PLC	01/16/19	(404)
USD	104,323	INR	7,488,300	Morgan Stanley & Co. International PLC	01/16/19	(3,269)
USD	51,156	INR	3,583,710	Natwest Markets PLC	01/16/19	(335)
USD	57,063	INR	4,008,350	Natwest Markets PLC	01/16/19	(529)
USD	97,592	INR	7,085,990	Natwest Markets PLC	01/16/19	(4,219)
USD	56,299	JPY	6,230,520	Bank of America N.A.	01/16/19	(587)

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	120,995	JPY	13,345,690	Bank of America N.A.	01/16/19	$(854)
USD	71,212	JPY	7,837,850	Deutsche Bank AG	01/16/19	(350)
USD	101,687	JPY	11,500,220	Deutsche Bank AG	01/16/19	(3,313)
USD	103,748	JPY	11,657,930	Deutsche Bank AG	01/16/19	(2,693)
USD	70,572	JPY	7,923,900	Goldman Sachs International	01/16/19	(1,775)
USD	52,275	JPY	5,746,310	Morgan Stanley & Co. International PLC	01/16/19	(190)
USD	174,454	JPY	19,321,860	Morgan Stanley & Co. International PLC	01/16/19	(1,960)
USD	30,018	JPY	3,369,820	Natwest Markets PLC	01/16/19	(749)
USD	52,074	KRW	58,085,810	Deutsche Bank AG	01/16/19	(102)
USD	34,143	MXN	699,320	BNP Paribas S.A.	01/16/19	(1,378)
USD	45,397	MXN	923,470	Barclays Bank PLC	01/16/19	(1,509)
USD	51,769	MXN	1,053,040	Barclays Bank PLC	01/16/19	(1,718)
USD	23,285	MXN	480,000	Goldman Sachs International	01/16/19	(1,096)
USD	36,546	MXN	751,240	Goldman Sachs International	01/16/19	(1,612)
USD	46,375	MXN	960,000	Goldman Sachs International	01/16/19	(2,387)
USD	50,466	MXN	1,030,000	Goldman Sachs International	01/16/19	(1,851)
USD	69,237	MXN	1,396,040	Goldman Sachs International	01/16/19	(1,673)
USD	75,539	MXN	1,564,310	Goldman Sachs International	01/16/19	(3,917)
USD	103,019	MXN	2,093,750	Goldman Sachs International	01/16/19	(3,330)
USD	822,243	MXN	16,927,000	Goldman Sachs International	01/16/19	(37,537)
USD	1,205	MXN	24,500	Morgan Stanley & Co. International PLC	01/16/19	(40)
USD	48,226	MXN	960,000	Natwest Markets PLC	01/16/19	(536)
USD	15,459	MXN	320,000	UBS AG	01/16/19	(795)
USD	35,325	MYR	147,270	Goldman Sachs International	01/16/19	(318)
USD	5,005	MYR	20,820	Morgan Stanley & Co. International PLC	01/16/19	(34)
USD	22,112	MYR	92,430	Morgan Stanley & Co. International PLC	01/16/19	(258)
USD	22,416	MYR	94,190	Morgan Stanley & Co. International PLC	01/16/19	(381)
USD	268,643	PEN	910,000	Barclays Bank PLC	01/16/19	(1,369)
USD	268,595	PEN	910,000	Credit Suisse International	01/16/19	(1,417)
USD	14,571	PEN	49,380	Goldman Sachs International	01/16/19	(81)
USD	268,649	PEN	908,220	Morgan Stanley & Co. International PLC	01/16/19	(835)
USD	12,252	PHP	644,049	UBS AG	01/16/19	(8)
USD	7,980	PLN	30,000	Goldman Sachs International	01/16/19	(38)
USD	15,637	PLN	58,980	Goldman Sachs International	01/16/19	(126)
USD	26,433	PLN	100,000	Goldman Sachs International	01/16/19	(294)
USD	34,906	PLN	131,700	Goldman Sachs International	01/16/19	(292)
USD	46,055	PLN	173,610	Goldman Sachs International	01/16/19	(345)
USD	51,684	PLN	194,760	Goldman Sachs International	01/16/19	(368)
USD	19,583	RON	80,000	BNP Paribas S.A.	01/16/19	(104)
USD	33,962	RON	140,000	BNP Paribas S.A.	01/16/19	(490)
USD	36,498	RON	150,000	BNP Paribas S.A.	01/16/19	(416)
USD	39,637	RON	162,300	BNP Paribas S.A.	01/16/19	(304)
USD	19,531	RON	80,000	Goldman Sachs International	01/16/19	(156)
USD	21,928	RON	90,000	Goldman Sachs International	01/16/19	(220)
USD	22,048	RON	90,000	Goldman Sachs International	01/16/19	(101)
USD	52,118	RON	212,490	Goldman Sachs International	01/16/19	(174)
USD	11,506	RON	47,150	Morgan Stanley & Co. International PLC	01/16/19	(97)
USD	42,911	THB	1,411,340	HSBC Bank USA N.A.	01/16/19	(438)
USD	44,390	THB	1,460,420	HSBC Bank USA N.A.	01/16/19	(467)
USD	51,582	THB	1,688,810	HSBC Bank USA N.A.	01/16/19	(289)
USD	59,082	THB	1,930,790	HSBC Bank USA N.A.	01/16/19	(222)
USD	9,477	TRY	51,191	Barclays Bank PLC	01/16/19	(121)
USD	12,573	TRY	68,680	Goldman Sachs International	01/16/19	(304)
USD	30,055	TRY	161,970	UBS AG	01/16/19	(313)
USD	46,550	TRY	250,090	UBS AG	01/16/19	(340)
USD	63,358	TRY	342,129	UBS AG	01/16/19	(789)
USD	310,976	TWD	9,571,840	Morgan Stanley & Co. International PLC	01/16/19	(2,418)
USD	25,293	ZAR	368,890	BNP Paribas S.A.	01/16/19	(309)
USD	687	ZAR	10,000	Goldman Sachs International	01/16/19	(7)
ZAR	75,501	USD	5,304	BNP Paribas S.A.	01/16/19	(64)
ZAR	306,140	USD	21,853	BNP Paribas S.A.	01/16/19	(607)
ZAR	560,000	USD	38,884	Barclays Bank PLC	01/16/19	(19)
ZAR	35,000	USD	2,441	Deutsche Bank AG	01/16/19	(12)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	14,900,330	USD	1,052,182	Morgan Stanley & Co. International PLC	01/16/19	$(18,088)
ZAR	276,669	USD	19,434	Natwest Markets PLC	01/16/19	(233)
ZAR	605,410	USD	43,155	Natwest Markets PLC	01/16/19	(1,139)
KZT	28,227,860	USD	78,794	UBS AG	01/31/19	(5,562)
KZT	3,225,020	USD	8,566	Natwest Markets PLC	02/06/19	(209)
KZT	6,440,000	USD	17,105	Natwest Markets PLC	02/06/19	(418)
KZT	6,440,000	USD	17,105	Natwest Markets PLC	02/06/19	(418)
KZT	7,239,490	USD	19,223	Natwest Markets PLC	02/07/19	(469)
KZT	9,189,310	USD	25,022	UBS AG	02/08/19	(1,222)
KZT	15,741,060	USD	41,099	Deutsche Bank AG	02/11/19	(358)
KZT	7,220,450	USD	18,939	Natwest Markets PLC	02/13/19	(259)
COP	82,525,410	USD	25,757	Deutsche Bank AG	02/14/19	(398)
COP	160,917,880	USD	49,483	Goldman Sachs International	02/14/19	(34)
COP	666,559,370	USD	208,463	UBS AG	02/14/19	(3,636)
THB	1,717,670	USD	52,897	HSBC Bank USA N.A.	02/14/19	(104)
THB	2,230,530	USD	68,780	HSBC Bank USA N.A.	02/14/19	(224)
USD	76,643	IDR	1,120,825,120	Bank of America N.A.	02/14/19	(755)
USD	36,286	IDR	529,049,420	Deutsche Bank AG	02/14/19	(247)
USD	23,453	IDR	345,997,860	Goldman Sachs International	02/14/19	(440)
USD	45,389	IDR	667,495,020	Goldman Sachs International	02/14/19	(704)
USD	22,206	IDR	325,425,936	Morgan Stanley & Co. International PLC	02/14/19	(266)
USD	28,838	MYR	120,830	Goldman Sachs International	02/14/19	(434)
USD	32,927	MYR	137,850	Morgan Stanley & Co. International PLC	02/14/19	(468)
USD	51,791	PHP	2,784,290	BNP Paribas S.A.	02/14/19	(1,178)
USD	10,486	PHP	553,620	Barclays Bank PLC	02/14/19	(46)
USD	18,845	PHP	1,020,910	Goldman Sachs International	02/14/19	(577)
USD	33,841	PHP	1,833,830	Morgan Stanley & Co. International PLC	02/14/19	(1,047)
USD	42,916	THB	1,410,010	Deutsche Bank AG	02/14/19	(421)
USD	50,873	THB	1,664,550	Deutsche Bank AG	02/14/19	(287)
USD	50,957	THB	1,685,140	Deutsche Bank AG	02/14/19	(836)
USD	97,034	THB	3,178,840	Deutsche Bank AG	02/14/19	(668)
USD	103,596	THB	3,415,030	Goldman Sachs International	02/14/19	(1,366)
USD	58,383	THB	1,916,700	HSBC Bank USA N.A.	02/14/19	(527)
USD	61,711	THB	2,020,410	HSBC Bank USA N.A.	02/14/19	(387)
USD	106,713	THB	3,518,330	HSBC Bank USA N.A.	02/14/19	(1,423)
USD	199,136	THB	6,607,340	HSBC Bank USA N.A.	02/14/19	(3,941)
USD	62,493	THB	2,056,030	Morgan Stanley & Co. International PLC	02/14/19	(699)
USD	93,950	THB	3,090,000	Morgan Stanley & Co. International PLC	02/14/19	(1,022)
USD	52,480	THB	1,737,340	Standard Chartered Bank	02/14/19	(918)
USD	93,501	THB	3,099,740	Standard Chartered Bank	02/14/19	(1,770)
USD	94,268	THB	3,103,290	Standard Chartered Bank	02/14/19	(1,112)
USD	101,370	THB	3,349,770	Standard Chartered Bank	02/14/19	(1,585)
USD	101,406	THB	3,334,730	Standard Chartered Bank	02/14/19	(1,087)
USD	156,208	THB	5,145,490	Standard Chartered Bank	02/14/19	(1,939)
USD	208,668	THB	6,834,910	Standard Chartered Bank	02/14/19	(1,404)
USD	101,960	THB	3,382,510	UBS AG	02/14/19	(2,002)
KZT	11,650,240	USD	31,255	Barclays Bank PLC	02/25/19	(1,197)
KZT	12,420,370	USD	32,867	Natwest Markets PLC	02/28/19	(843)
USD	52,305	THB	1,701,750	HSBC Bank USA N.A.	03/13/19	(50)
USD	84,931	THB	2,781,490	HSBC Bank USA N.A.	03/13/19	(643)
USD	108,681	THB	3,544,100	HSBC Bank USA N.A.	03/13/19	(354)
USD	112,896	THB	3,697,350	HSBC Bank USA N.A.	03/13/19	(854)
USD	51,533	THB	1,677,130	Morgan Stanley & Co. International PLC	03/13/19	(65)
USD	59,759	THB	1,950,540	Standard Chartered Bank	03/13/19	(250)
USD	157,123	THB	5,151,270	Standard Chartered Bank	03/13/19	(1,358)
KZT	10,453,750	USD	27,766	Natwest Markets PLC	03/14/19	(913)
KZT	9,113,660	USD	23,889	Goldman Sachs International	03/29/19	(578)
KZT	3,696,070	USD	9,526	Natwest Markets PLC	04/03/19	(86)
KZT	9,530,000	USD	24,850	Natwest Markets PLC	04/08/19	(534)
KZT	9,530,000	USD	24,850	Natwest Markets PLC	04/08/19	(534)
KZT	9,532,750	USD	24,825	Natwest Markets PLC	04/08/19	(502)

						(266,384)

						$41,036

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Morgan Stanley & Co. International PLC	1,100,000	01/11/19	BRL	3.75	USD	1,100	$653
USD Currency	Goldman Sachs International	1,000,000	03/22/19	JPY	107.50	USD	1,000	10,679
USD Currency	Morgan Stanley & Co. International PLC	1,100,000	05/31/19	USD	1.12	EUR	1,258	9,321
USD Currency	BNP Paribas S.A.	1,000,000	06/07/19	USD	1.12	EUR	1,143	8,762

								$29,415

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 7.15%	Quarterly	7.12%	Quarterly	N/A	07/27/22	ZAR	2,363	$(1,951)	$—	$(1,951)
3-Month JIBAR, 7.15%	Quarterly	7.76	Quarterly	N/A	07/27/27	ZAR	2,107	(2,613)	—	(2,613)
3-Month JIBAR, 7.15%	Quarterly	7.62	Quarterly	N/A	04/18/28	ZAR	1,700	(3,756)	—	(3,756)
3-Month JIBAR, 7.15%	Quarterly	8.18	Quarterly	N/A	08/08/28	ZAR	1,241	266	(2)	268
6-Month WIBOR, 1.69%	Semi-annual	2.99	Annual	N/A	09/25/28	PLN	200	2,594	1	2,593
3-Month JIBAR, 7.15%	Quarterly	8.29	Quarterly	N/A	11/29/28	ZAR	1,100	654	(1)	655
6-Month BUBOR	Semi-annual	2.71	Annual	N/A	12/03/28	HUF	26,000	4,308	1	4,307
6-Month WIBOR, 1.69%	Semi-annual	2.65	Annual	N/A	12/04/28	PLN	500	2,072	2	2,070
3-Month JIBAR, 7.15%	Quarterly	8.32	Quarterly	N/A	12/05/28	ZAR	1,200	861	(1)	862
6-Month WIBOR, 1.69%	Semi-annual	2.65	Annual	N/A	12/06/28	PLN	500	2,152	2	2,150
6-Month BUBOR	Semi-annual	2.71	Annual	N/A	12/07/28	HUF	18,700	3,085	1	3,084
6-Month WIBOR, 1.69%	Semi-annual	2.65	Annual	N/A	12/10/28	PLN	200	858	1	857
6-Month BUBOR	Semi-annual	2.68	Annual	N/A	12/18/28	HUF	14,200	2,113	1	2,112
6-Month WIBOR, 1.69%	Semi-annual	2.59	Annual	N/A	12/18/28	PLN	200	522	1	521
3-Month JIBAR, 7.15%	Quarterly	8.42	Quarterly	N/A	12/18/28	ZAR	1,200	1,352	(2)	1,354
3-Month JIBAR, 7.15%	Quarterly	8.22	Quarterly	N/A	12/21/28	ZAR	1,600	312	(2)	314
6-Month WIBOR, 1.69%	Semi-annual	2.55	Annual	N/A	12/27/28	PLN	200	323	1	322
3-Month JIBAR, 7.15%	Quarterly	8.19	Quarterly	N/A	12/28/28	ZAR	1,500	53	(1)	54

								$13,205	$2	$13,203

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day BZDIOVER, 0.02%	At Termination	9.19%	At Termination	Credit Suisse International	NA	01/04/21	BRL	3,335	$63,395	$—	$63,395
1-Day BZDIOVER, 0.02	At Termination	9.31	At Termination	Bank of America N.A.	NA	01/04/21	BRL	699	14,053	—	14,053
1-Day BZDIOVER, 0.02	At Termination	9.25	At Termination	Goldman Sachs International	NA	01/02/23	BRL	398	7,138	—	7,138
1-Day BZDIOVER, 0.02	At Termination	9.30	At Termination	Goldman Sachs International	NA	01/02/23	BRL	369	6,831	—	6,831
1-Day BZDIOVER, 0.02	At Termination	8.48	At Termination	Bank of America N.A.	NA	01/02/23	BRL	400	293	—	293
1-Day BZDIOVER, 0.02	At Termination	9.48	At Termination	Goldman Sachs International	NA	01/02/23	BRL	200	2,468	—	2,468
1-Day BZDIOVER, 0.02	At Termination	9.94	At Termination	Morgan Stanley & Co. International PLC	NA	01/02/25	BRL	153	4,321	—	4,321
1-Day BZDIOVER, 0.02	At Termination	9.08	At Termination	Bank of America N.A.	NA	01/02/25	BRL	200	541	—	541
1-Day BZDIOVER, 0.02	At Termination	10.60	At Termination	Goldman Sachs International	NA	01/02/25	BRL	250	7,389	—	7,389
1-Day BZDIOVER, 0.02	At Termination	9.40	At Termination	Goldman Sachs International	NA	01/02/25	BRL	200	1,599	—	1,599
1-Day BZDIOVER, 0.02	At Termination	9.51	At Termination	Bank of America N.A.	NA	01/02/25	BRL	669	6,422	—	6,422

									$114,450	$—	$114,450

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$11	$(9)	$21,523	$(8,320)	$—
OTC Derivatives	—	—	114,450	—	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$307,420	$—	$—	$307,420
Options purchased
Investments at value — unaffiliated(a)	—	—	—	29,415	—	—	29,415
Swaps — centrally cleared
Net unrealized appreciation(b)	—	—	—	—	21,523	—	21,523
Swaps OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	114,450		114,450

	$—	$—	$—	$336,835	$135,973	$—	$472,808

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	266,384	—	—	266,384
Swaps — centrally cleared
Net unrealized depreciation(b)	—	—	—	—	8,320	—	8,320

	$—	$—	$—	$266,384	$8,320	$—	$274,704

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future Contracts	$—	$—	$—	$—	$86,339	$—	$86,339
Forward foreign currency exchange contracts	—	—	—	(1,059,021)	—	—	(1,059,021)
Options purchased(a)	—	—	—	(44,066)	—	—	(44,066)
Swaps	—	—	—	—	(37,914)	—	(37,914)

	$—	$—	$—	$(1,103,087)	$48,425	$—	$(1,054,662)

(a)	Options purchased are included in net realized gain (loss) from investments.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Future Contracts	$—	$—	$—	$—	$(18,119)	$—	$(18,119)
Forward foreign currency exchange contracts	—	—	—	(8,825)	—	—	(8,825)
Options purchased(a)	—	—	—	(16,228)	—	—	(16,228)
Swaps	—	—	—	—	126,418	—	126,418

	$—	$—	$—	$(25,053)	$108,299	$—	$83,246

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Volume Table(a)

Futures contracts:
Average notional value of contracts — short	$537,162
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,183,771
Average amounts sold — in USD	$14,879,704
Options:
Average value of option contracts purchased	$13,767
Interest rate swaps:
Average notional amount-receives fixed rate	$2,757,845

(a)	The following volume chart, along with the risk exposure table, serves as an indicator of the volume of financial derivative activity for the Fund.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$—		$5
Swaps — Centrally cleared	5,136		—
Forward foreign currency exchange contracts	307,420		266,384
Options	29,415	(a)	—
Swaps — OTC(b)	114,450		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$456,421		$266,389
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,136)		(5)

Total derivative assets and liabilities subject to an MNA	$451,285		$266,384

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$39,378	$(11,464)	$—	$—	$27,914
Barclays Bank PLC	21,747	(17,700)	—	—	4,047
BNP Paribas S.A.	35,396	(8,042)	—	—	27,354
Credit Suisse International	64,045	(4,884)	—	—	59,161
Deutsche Bank AG	39,986	(36,273)	—	—	3,713
Goldman Sachs International	115,239	(85,572)	—	—	29,667
HSBC Bank USA N.A.	7,240	(7,240)	—	—	—
Morgan Stanley & Co. International PLC	91,086	(41,439)	—	—	49,647
Natwest Markets PLC	24,638	(16,667)	—	—	7,971
Standard Chartered Bank	6,671	(6,671)	—	—	—
UBS AG	5,859	(5,859)	—	—	—

	$451,285	$(241,811)	$—	$—	$209,474

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America N.A.	$11,464	$(11,464)	$—	$—	$—
Barclays Bank PLC	17,700	(17,700)	—	—	—
BNP Paribas S.A.	8,042	(8,042)	—	—	—
Credit Suisse International	4,884	(4,884)	—	—	—
Deutsche Bank AG	36,273	(36,273)	—	—	—
Goldman Sachs International	85,572	(85,572)	—	—	—
HSBC Bank USA N.A.	11,686	(7,240)	—	—	4,446
Morgan Stanley & Co. International PLC	41,439	(41,439)	—	—	—
Natwest Markets PLC	16,667	(16,667)	—	—	—
Standard Chartered Bank	11,423	(6,671)	—	—	4,752
UBS AG	21,234	(5,859)	—	—	15,375

	$266,384	$(241,811)	$—	$—	$24,573

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$1,563,495	$—	$1,563,495
Foreign Agency Obligations	—	17,472,860	—	17,472,860
U.S. Treasury Obligations	—	414,405	—	414,405
Short-Term Securities	863,370	—	—	863,370
Options Purchased	—		—
Foreign Currency Exchange Contracts		29,415		29,415

	$863,370	$19,480,175	$—	$20,343,545

Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$307,420	$—	$307,420
Interest rate contracts	—	135,973	—	135,973
Liabilities:
Forward foreign currency contracts		(266,384)		(266,384)
Interest rate contracts	—	(8,320)	—	(8,320)

	$—	$168,689	$—	$168,689

(a)	Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

ASSETS
Investments at value — unaffiliated(a)	$21,677,999	$19,480,175
Investments at value — affiliated(b)	78,056	863,370
Cash pledged:
Centrally cleared swaps	—	62,000
Futures contracts	36,000	—
Foreign currency at value(c)	4,553	27,652
Receivables:
Interest — unaffiliated	338,711	377,395
From the Manager	35,312	35,307
Investment adviser	10,617	21,441
Variation margin on futures contracts	6,166	—
Principal paydowns	4,220	—
Dividends — affiliated	630	1,211
Investments sold	—	187,169
Variation margin on centrally cleared swaps	—	5,136
Swap premiums paid	68,764	11
Unrealized appreciation on:
Forward foreign currency exchange contracts	31,884	307,420
OTC Swaps	10,246	114,450
Prepaid expenses	17,134	17,265

Total assets	22,320,292	21,500,002

LIABILITIES
Bank overdraft	1,340	2,043
Payables:
Income dividend distributions	94,304	94,918
Board realignment and consolidation	35,312	35,307
Offering costs	22,046	15,679
Directors’ and Officer’s fees	2,069	2,066
Investments purchased	—	219,795
Variation margin on futures contracts	—	5
Other accrued expenses	41,599	68,835
Swap premiums received	—	9
Unrealized depreciation on:
Forward foreign currency exchange contracts	35,190	266,384
OTC Swaps	2,608	—

Total liabilities	234,468	705,041

NET ASSETS	$22,085,824	$20,794,961

NET ASSETS CONSIST OF
Paid-in capital	$24,947,016	$23,099,189
Accumulated loss	(2,861,192)	(2,304,228)

NET ASSETS	$22,085,824	$20,794,961

Institutional
Net assets	$44,172	$41,590

Shares outstanding(d)	5,000	5,000

Net asset value	$8.83	$8.32

Class K
Net assets	$22,041,652	$20,753,371

Shares outstanding(d)	2,495,000	2,495,000

Net asset value	$8.83	$8.32

(a) Investments at cost — unaffiliated	$23,604,928	$21,422,934
(b) Investments at cost — affiliated	$78,056	$863,370
(c) Foreign currency at cost	$4,508	$27,852
(d) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

Year Ended December 31, 2018

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

INVESTMENT INCOME
Interest — unaffiliated	$1,075,507	$1,377,753
Dividends — affiliated	9,236	18,388
Foreign taxes withheld	—	(45,645)

Total investment income	1,084,743	1,350,496

EXPENSES
Investment advisory	129,172	135,845
Professional	71,336	70,048
Offering	40,902	33,853
Board realignment and consolidation	35,312	35,307
Printing	25,780	25,856
Registration	25,759	25,966
Accounting services	21,400	21,336
Administration	9,981	9,622
Custodian	9,902	78,095
Directors and Officer	6,488	11,664
Administration — class specific	4,698	4,528
Transfer agent — class specific	199	223
Miscellaneous	18,557	15,100

Total expenses	399,486	467,443

Less:
Fees waived and/or reimbursed by the Manager	(256,009)	(306,440)
Administration fees waived — class specific	(4,710)	(4,541)
Transfer agent fees waived and/or reimbursed	(147)	(173)

Total expenses after fees waived and/or reimbursed	138,620	156,289

Net investment income	946,123	1,194,207

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(525,968)	(1,240,385)
Futures contracts	126,424	86,339
Forward foreign currency exchange contracts	(490)	(1,059,021)
Foreign currency transactions	(2,803)	(117,838)
Swaps	(2,759)	(37,914)

	(405,596)	(2,368,819)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,982,792)	(1,740,255)
Futures contracts	18,509	(18,119)
Forward foreign currency exchange contracts	(3,306)	(8,825)
Foreign currency translations	28	(3,255)
Swaps	10,723	126,418

	(1,956,838)	(1,644,036)

Net realized and unrealized loss	(2,362,434)	(4,012,855)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,416,311)	$(2,818,648)

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Bond Fund		BlackRock Emerging Markets Local Currency Bond Fund
	Year Ended 12/31/18	Period from 07/27/17 (a) to 12/31/17	Year Ended 12/31/18	Period from 07/27/17 (a) to 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$946,123	$535,268	$1,194,207	$517,871
Net realized gain (loss)	(405,596)	(214,824)	(2,368,819)	93,141
Net change in unrealized appreciation (depreciation)	(1,956,838)	60,025	(1,644,036)	(132,727)

Net increase (decrease) in net assets resulting from operations	(1,416,311)	380,469	(2,818,648)	478,285

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Institutional	(2,599)	(1,110)	(304)	(1,317)
Class K	(1,314,751)	(559,888)	(153,474)	(660,242)
From return of capital
Institutional	—	—	(2,071)	—
Class K	—	—	(1,047,283)	—

Decrease in net assets resulting from distributions to shareholders	(1,317,350)	(560,998)	(1,203,132)	(661,559)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14	25,000,000	(241)	25,000,256

NET ASSETS(c)
Total increase (decrease) in net assets	(2,733,647)	24,819,471	(4,022,021)	24,816,982
Beginning of year	24,819,471	—	24,816,982	—

End of year	$22,085,824	$24,819,471	$20,794,961	$24,816,982

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to confirm with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

FINANCIAL STATEMENTS	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Bond Fund

	Institutional
	Year Ended 12/31/18	Period from 07/27/17 (a) to 12/31/17

Net asset value, beginning of period	$9.93	$10.00

Net investment income(b)	0.37	0.21
Net realized and unrealized loss	(0.95)	(0.06)

Net increase (decrease) from investment operations	(0.58)	0.15

Distributions from net investment income(c)	(0.52)	(0.22)

Net asset value, end of period	$8.83	$9.93

Total Return(d)
Based on net asset value	(5.95)%	1.53	%(e)

Ratios to Average Net Assets
Total expenses	1.86%	1.35	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.67%	0.65	%(f)(g)

Net investment income	3.95%	4.93	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$44	$50

Portfolio turnover rate	59%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.03%.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Bond Fund (continued)

	Class K
	Year Ended 12/31/18	Period from 07/27/17 (a) to 12/31/17

Net asset value, beginning of period	$9.93	$10.00

Net investment income(b)	0.38	0.21
Net realized and unrealized loss	(0.96)	(0.06)

Net increase (decrease) from investment operations	(0.58)	0.15

Distributions from net investment income(c)	(0.52)	(0.22)

Net asset value, end of period	$8.83	$9.93

Total Return(d)
Based on net asset value	(5.87)%	1.55	%(e)

Ratios to Average Net Assets
Total expenses	1.70%	1.31	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.59%	0.59	%(f)(g)

Net investment income	4.03%	4.98	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$22,042	$24,770

Portfolio turnover rate	59%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.98%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Local Currency Bond Fund

	Institutional
	Year Ended 12/31/18	Period from 07/27/17 (a) to 12/31/17

Net asset value, beginning of period	$9.93	$10.00

Net investment income(b)	0.47	0.20
Net realized and unrealized loss	(1.61)	(0.01)

Net increase (decrease) from investment operations	(1.14)	0.19

Distributions:(c)
From net investment income	(0.06)	(0.26)
From net realized gain	—	(0.00	)(d)
From return of capital	(0.41)	—

Total distributions	(0.47)	(0.26)

Net asset value, end of period	$8.32	$9.93

Total Return(e)
Based on net asset value	(11.70)%	1.96	%(f)

Ratios to Average Net Assets(h)
Total expenses	2.28%	1.40	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.77%	0.74	%(g)

Net investment income	5.19%	4.80	%(g)

Supplemental Data
Net assets, end of year (000)	$42	$50

Portfolio turnover rate	49%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than ($0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Year Ended December 31, 2018	Period from 07/27/17 (a) to 12/31/17
Investments in underlying funds	0.01%	0.01%

(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.07%.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Local Currency Bond Fund (continued)

	Class K
	Year Ended 12/31/18	Period from 07/27/17 (a) to 12/31/17

Net asset value, beginning of period	$9.93	$10.00

Net investment income(b)	0.48	0.21
Net realized and unrealized loss	(1.61)	(0.02)

Net increase (decrease) from investment operations	(1.13)	0.19

Distributions:(c)
From net investment income	(0.06)	(0.26)
From net realized gain	—	(0.00	)(d)
From return of capital	(0.42)	—

Total distributions	(0.48)	(0.26)

Net asset value, end of period	$8.32	$9.93

Total Return(e)
Based on net asset value	(11.63)%	1.98	%(f)

Ratios to Average Net Assets(h)
Total expenses	2.06%	1.37	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.69%	0.69	%(g)

Net investment income	5.27%	4.85	%(g)

Supplemental Data
Net assets, end of year (000)	$20,753	$24,767

Portfolio turnover rate	49%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than ($0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds.

	Year Ended December 31, 2018	Period from 07/27/17 (a) to 12/31/17
Investments in underlying funds	0.01%	0.01%

(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Bond Fund	Emerging Markets Bond Fund	Non-diversified
BlackRock Emerging Markets Local Currency Bond Fund	Emerging Markets Local Currency Bond Fund	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to each of the following Target Funds (each, a “Target Fund”), pursuant to which each Target Fund reorganized into a newly created series (each, an “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Emerging Markets Bond Fund	BlackRock Funds II	BlackRock Emerging Markets Bond Fund	BlackRock Funds V
BlackRock Emerging Markets Local Currency Bond Fund	BlackRock Funds II	BlackRock Emerging Markets Local Currency Bond Fund	BlackRock Funds V

The Reorganizations were effected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the corresponding Target Fund. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the applicable Reorganization, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of their corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Emerging Markets Bond Fund	2,500,020	1	2,500,020
BlackRock Emerging Markets Local Currency Bond Fund	2,500,000	1	2,500,000

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Emerging Markets Bond Fund	$23,053,175	$22,820,503	$24,294,142
BlackRock Emerging Markets Local Currency Bond Fund	20,138,511	20,096,316	22,760,197

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	ADMINISTRATION, INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
First $1 Billion	0.55%	0.60%
$1 Billion — $2 Billion	0.51	0.55
$2 Billion — $3 Billion	0.48	0.53
Greater than $3 Billion	0.46	0.50

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Class K	Total
Emerging Markets Bond Fund	$10	$4,688	$4,698
Emerging Markets Local Currency Bond Fund	9	4,519	4,528

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Emerging Markets Bond Fund	$15	$83	$98
Emerging Markets Local Currency Bond Fund	29	86	115

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Class K	Total
Emerging Markets Bond Fund	$76	$123	$199
Emerging Markets Local Currency Bond Fund	97	126	223

Expense Limitations, Waivers and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year December 31, 2018, the amounts waived were as follows:

Total
Emerging Markets Bond Fund	$430
Emerging Markets Local Currency Bond Fund	779

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Institutional	0.68%	0.78%
Class K	0.59	0.69

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Emerging Markets Bond Fund	$220,267
Emerging Markets Local Currency Bond Fund	270,354

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived — class specific

	Institutional	Class K	Total
Emerging Markets Bond Fund	$9	$4,701	$4,710
Emerging Markets Local Currency Bond Fund	8	4,533	4,541

Transfer agent fees waived and/or reimbursed

	Institutional	Class K	Total
Emerging Markets Bond Fund	$39	$108	$147
Emerging Markets Local Currency Bond Fund	63	110	173

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts reimbursed were as follows:

Emerging Markets Bond Fund	$35,312
Emerging Markets Local Currency Bond Fund	35,307

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020
BlackRock Emerging Markets Bond Fund
Fund Level	$125,026	$220,267
Institutional	2,148	48
Class K	—	4,809
BlackRock Emerging Markets Local Currency Bond Fund
Fund Level	$119,869	$270,354
Institutional	2,139	71
Class K	—	4,643

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Purchases	$14,245,275	$10,482,555
Sales	13,186,185	10,653,264

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the year ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses and non-deductible expenses were reclassified to the following accounts:

	Emerging Markets Bond	Emerging Markets Local Currency Bond
Paid-in capital	$(27,453)	$(821,744)
Accumulated loss	27,453	821,744

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Emerging Markets Bond	Emerging Markets Local Currency Bond
Ordinary income
12/31/2018	$1,317,350	$153,778
12/31/2017	560,998	651,345
Long-term capital gains
12/31/2018	—	—
12/31/2017	—	10,214
Return of capital
12/31/2018	—	1,049,354
12/31/2017	—	—

Total
12/31/2018	$1,317,350	$1,203,132

12/31/2017	$560,998	$661,559

As of period end, the tax components of accumulated net losses were as follows:

	Emerging Markets Bond	Emerging Markets Local Currency Bond
Capital loss carryforwards	$(529,409)	$—
Net unrealized losses(a)	(2,330,504)	(1,995,417)
Qualified late-year losses(b)	(1,279)	(308,811)

	$(2,861,192)	$(2,304,228)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accrual of income on securities in default, and the accounting for swap agreements.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, Emerging Markets Bond had a capital loss carryforward of $529,409, with no expiration dates, available to offset future realized capital gains.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond	Emerging Markets Local Currency Bond
Tax cost	$23,735,592	$22,431,192

Gross unrealized appreciation	$127,260	$495,191
Gross unrealized depreciation	(2,103,866)	(2,436,570)

Net unrealized depreciation	$(1,976,606)	$(1,941,379)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2018		Period from June 27, 2017 (a) to December 31, 2017
Emerging Markets Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	20	$196	5,000	$50,000
Shares issued in reinvestment of distributions	1	4	—	—
Shares Redeemed	(21)	(186)	—	—

Net increase	—	$14	5,000	$50,000

Class K
Shares sold	—	$—	2,495,000	$24,950,000

Total Net Increase	—	$14	2,500,000	$25,000,000

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

	Year Ended December 31, 2018		Period from June 27, 2017 (a) to December 31, 2017
Emerging Markets Local Currency Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	—	$—	5,025	$50,250
Shares issued in reinvestment of distributions	0	5	1	6
Shares redeemed	(26)	(246)	—	—

Net increase (decrease)	(26)	$(241)	5,026	$50,256

Class K
Shares sold	—	$—	2,495,000	$24,950,000

Total Net Increase (Decrease)	(26)	$(241)	2,500,026	$25,000,256

(a)	Commencement of operations.

At December 31, 2018, shares owned by BlackRock Financial Management Inc., an affiliate of the Fund, were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Institutional	5,000	5,000
Class K	2,495,000	2,495,000

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the period ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Emerging Markets Bond Fund	Institutional	$1,110	$—
	Class K	559,888	—
Emerging Markets Local Currency Bond Fund	Institutional	1,294	23
	Class K	648,830	11,412

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Emerging Markets Bond Fund	$(98)
Emerging Markets Local Currency Bond Fund	23,033

13.	SUBSEQUENT EVENTS

On February 7, 2019, the Board approved a proposal to close the Emerging Markets Local Currency Bond Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective March 11, 2019, the Emerging Markets Local Currency Bond Fund will no longer accept orders from new investors or existing investors to purchase Fund shares. The liquidation is expected to occur on or about March 15, 2019.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund, and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund of BlackRock Funds V (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from July 27, 2017 (commencement of operations) to December 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from July 27, 2017 to December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

Important Tax Information  (unaudited)

During the fiscal period December 31, 2018, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Emerging Markets Bond	Emerging Markets Local Currency Bond
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents(a)	January 2018	—%	0.92%
	February 2018	—	0.41
	January 2018 — December 2018	1.10	—

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Bond Fund (the “Emerging Markets Bond Fund”) and BlackRock Emerging Markets Local Currency Bond Fund (the “Emerging Markets Local Currency Bond Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of the BlackRock Emerging Markets Bond Fund (the “Predecessor Emerging Markets Bond Fund”) and BlackRock Emerging Markets Local Currency Bond Fund (the “Predecessor Emerging Markets Local Currency Bond Fund”), respectively, each a series of BlackRock Funds II (the “Predecessor Trust”), through a reorganization (the “Reorganization”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its Predecessor Fund. As a result of the Reorganization, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement”) between the Predecessor Trust, on behalf of the Predecessor Fund, and the Manager. Similarly, the Sub-Advisory Agreements are substantially similar to the sub-advisory agreements (the “Predecessor Sub-Advisory Agreements” and together with the Predecessor Advisory Agreement the “Predecessor Agreements”) between the Manager and the Sub-Advisor, with respect to each Predecessor Fund.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreements. The Predecessor Agreements were most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreements were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreements. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreements. These meetings were considered by the Board in evaluating approval of the Agreements. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreements.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the since-inception period reported, the Predecessor Emerging Markets Bond Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Predecessor Emerging Markets Bond Fund’s underperformance during the applicable period.

The Board noted that for the since-inception period reported, the Predecessor Emerging Markets Local Currency Bond Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Predecessor Emerging Markets Local Currency Bond Fund’s underperformance during the applicable period. The Board further noted that while since-inception performance was in the third quartile, the Predecessor Emerging Markets Local Currency Bond Fund trailed the median by only five basis points.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreements.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreements, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreements, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Emerging Markets Bond Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Emerging Markets Bond Fund’s Expense Peers. The Board also noted that the Emerging Markets Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Bond Fund’s total expenses as a percentage of the Emerging Markets Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Predecessor Emerging Markets Local Currency Bond Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Emerging Markets Local Currency Bond Fund’s Expense Peers. The Board also noted that the Emerging Markets Local Currency Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Local Currency Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Local Currency Bond Fund’s total expenses as a percentage of the Emerging Markets Local Currency Bond Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreements, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreements.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	49

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John F. O'Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust's by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust's by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005. Length of Service includes service as trustee of the Target Funds.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust's Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund's shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

BlackRock Funds V

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds V with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	5,681,237,134	34,155,316
Richard E. Cavanagh	5,683,014,052	32,378,399
Cynthia L. Egan	5,689,624,061	25,768,389
Frank J. Fabozzi	5,685,956,903	29,435,547
Robert Fairbairn	5,687,114,814	28,277,636
Henry Gabbay	5,684,019,280	31,373,170
R. Glenn Hubbard	5,685,110,636	30,281,814
W. Carl Kester	5,686,245,509	29,146,941
Catherine A. Lynch	5,689,695,451	25,697,000
John M. Perlowski	5,683,657,098	31,735,353
Karen P. Robards	5,688,174,287	27,218,163

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	53

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

ARS	Argentine Peso

BRL	Brazilian Real

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KES	Kenyan Shilling

KRW	South Korean Won

KZT	Kazakhstan Tenge

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	Russian Ruble

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	U.S. Dollar

UYU	Uruguayan Peso

ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Brazil Interbank Deposit Rate

JABAR	Johannesburg Interbank Average Rate

JSC	Joint Stock Company

GLOSSARY OF TERMS USED IN THIS REPORT	55

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMB-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Bond Fund	$40,800	$36,720	$0	$0	$17,500	$17,500	$0	$0
BlackRock Emerging Markets Local Currency Bond Fund	$40,800	$36,720	$0	$0	$17,500	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Bond Fund	$17,500	$17,500
BlackRock Emerging Markets Local Currency Bond Fund	$17,500	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds V

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds V

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds V

Date: March 8, 2019